UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 15, 2024

Date of Report (date of earliest event reported)

GIGCAPITAL5, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GIA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Deadline for Redemptions

Due to procedural error at Continental Stock Transfer & Trust Company (“Continental”), Continental failed to collect written requests to exercise the redemption rights in connection with the vote at the annual Stockholders’ Meeting of GigCapital5, Inc. (the “GigCapital5”) scheduled for February 20, 2024 (“2024 Annual Meeting”) prior to the deadline on February 15, 2024, two business days prior to the vote at the 2024 Annual Meeting.

Although GigCapital5 is under no obligation to do so, it is willing to give the public stockholders of GigCapital5 the opportunity to redeem their shares of common stock of GigCapital5 and as such, GigCapital5 extends the deadline to submit written requests to exercise the redemption rights to 5:00 pm Eastern time, on February 16, 2024.

Supplement to the BCA Proxy Statement

On February 7, 2024, GigCapital5 filed a definitive proxy statement/prospectus on Form S-4 (the “BCA Proxy Statement”) for the solicitation of proxies in connection with the upcoming 2024 Annual Meeting to consider and vote on its proposed business combination (the “Business Combination”) and other matters as described in BCA Proxy Statement.

GigCapital5 has decided to supplement the BCA Proxy Statement (the “Proxy Supplement”) to provide updated information about the redemption deadline. There is no change to the date, location, the record date, or any of the other proposals to be acted upon at the 2024 Annual Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the January 24, 2024 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the 2024 Annual Meeting by requesting that Continental return such shares prior to the 2024 Annual Meeting.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.1 and is incorporated to herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

99.1	Proxy Supplement, dated as of February 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2024

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer, President, Secretary, and Director